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                                            This document consists of 5 pages.
                                           The exhibit index begins on page 2.


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    ________

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          AAMES FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


              DELAWARE                                    95-4340340
(State of Incorporation or Organization)                (IRS Employer
                                                       Identification No.)

                  ADDITIONAL SUBSIDIARY GUARANTOR REGISTRANTS

EXACT NAME OF REGISTRANT AS                     STATE OR OTHER JURISDICTION OF                IRS EMPLOYER
SPECIFIED IN ITS CHARTER                        INCORPORATION OR ORGANIZATION              IDENTIFICATION NO.

Aames Capital Corporation                                 California                            95-4438859
Aames Capital Corporation of Minnesota                    Minnesota                             95-2817135
Aames Funding Corporation                                 California                            95-2622032
Aames Home Loan                                           California                            95-4362095
Aames Home Loan of America                                California                            95-2591924
Aames Home Loan of Colorado, Inc.                         Colorado                              84-1258091
Aames Home Loan of Nevada, Inc.                           Nevada                                88-0303373
One Stop Mortgage, Inc.                                   Wyoming                               83-0313934
Oxford Aviation Corporation, Inc.                         California                            95-3334826
Oxford Escrow Co.                                         California                            95-4297792
Rossmore Financial, Inc.                                  California                            95-3864392
Serrano Insurance Services                                Nevada                                88-0334559
Windsor Management Co.                                    California                            95-3374056

3731 WILSHIRE BOULEVARD, 10th FLOOR, LOS ANGELES, CALIFORNIA                         90010
        (Address of Principal Executive Offices)                                   (Zip Code)


If this form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. [X]

If this form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. [ ]


       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class                           Name of Each Exchange on Which
to be so Registered                           Each Class is to be Registered
-------------------                           ------------------------------
      None


       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                          9 1/8% Senior Notes Due 2003
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ITEM 1.   DESCRIPTION OF SECURITIES TO BE REGISTERED.

          Reference is made to the discussion set forth under the caption "Description of the Notes" contained in the Form S-3 Registration Statement (Commission File No. 333-12065) (the "Registration Statement") of Aames Financial Corporation ("Registrant") under the Securities Act of 1933, as amended, and a 424(b) Prospectus (the "Prospectus") filed with the Commission on September 26, 1996 in connection with the Registration Statement. Such discussion is incorporated herein by reference to the Registration Statement and the Prospectus.

ITEM 2.   EXHIBITS

  3.1 Certificate of Incorporation of the Registrant, as amended -- incorporated by reference to Exhibit 3.1 to Registrant's Form 10-K for the fiscal year ended June 30, 1996 filed with the Commission on September 16, 1996.

  3.2 Bylaws of the Registrant, as currently in effect -- incorporated by reference to Exhibit 3.2 to Registrant's Registration Statement on Form S-1, File No. 33-43237.


 10.1     Form of Trust Indenture Agreement -- incorporated by reference to
          Exhibit 10.1 to Registrant's Registration Statement on Form S-3, File No. 333-12065.






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                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                   AAMES FINANCIAL CORPORATION

Date:  October 15, 1996            By: /s/  GARY K. JUDIS
                                      _____________________________________
                                      Gary K. Judis
                                      Chairman of the Board
                                      Chief Executive Officer and President


                                   AAMES CAPITAL CORPORATION

                                   By: /s/  GARY K. JUDIS
                                      ______________________________________
                                      Gary K. Judis
                                      Chief Executive Officer and President


                                   AAMES CAPITAL CORPORATION OF MINNESOTA

                                   By: /s/  GARY K. JUDIS
                                      ______________________________________
                                      Gary K. Judis
                                      Chief Executive Officer and President


                                   AAMES FUNDING CORPORATION

                                   By: /s/  GARY K. JUDIS
                                      ______________________________________
                                      Gary K. Judis
                                      Chief Executive Officer and President


                                   AAMES HOME LOAN

                                   By: /s/  GARY K. JUDIS
                                      ______________________________________
                                      Gary K. Judis
                                      Chief Executive Officer and President



                       [Signatures continue on next page]



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                                   AAMES HOME LOAN OF AMERICA

                                   By: /s/  GARY K. JUDIS
                                      _____________________________________
                                      Gary K. Judis
                                      Chief Executive Officer and President


                                   AAMES HOME LOAN OF COLORADO, INC.

                                   By: /s/  GARY K. JUDIS
                                      _____________________________________
                                      Gary K. Judis
                                      Chief Executive Officer and President


                                   AAMES HOME LOAN OF NEVADA, INC.

                                   By: /s/  GARY K. JUDIS
                                      ______________________________________
                                      Gary K. Judis
                                      Chief Executive Officer and President


                                   ONE STOP MORTGAGE, INC.

                                   By: /s/  GREGORY J. WITHERSPOON
                                      ______________________________________
                                      Gregory J. Witherspoon
                                      Vice President


                                   OXFORD AVIATION CORPORATION, INC.

                                   By: /s/  GARY K. JUDIS
                                      ______________________________________
                                      Gary K. Judis
                                      Chief Executive Officer and President


                                   OXFORD ESCROW CO.

                                   By: /s/  GARY K. JUDIS
                                      _______________________________________
                                      Gary K. Judis
                                      Chief Executive Officer and President


                                   ROSSMORE FINANCIAL, INC.

                                   By: /s/  GARY K. JUDIS
                                      ________________________________________
                                      Gary K. Judis
                                      Chief Executive Officer and President


                       [Signatures continue on next page]


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                                   SERRANO INSURANCE SERVICES

                                   By: /s/  GARY K. JUDIS
                                      _____________________________________
                                      Gary K. Judis
                                      Chief Executive Officer and President


                                   WINDSOR MANAGEMENT CO.

                                   By: /s/  GARY K. JUDIS
                                      ______________________________________
                                      Gary K. Judis
                                      Chief Executive Officer and President






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